UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2026
Riley Exploration Permian, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-15555	87-0267438
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
29 E. Reno Avenue, Suite 500
Oklahoma City, Oklahoma 73104
Address of Principal Executive Offices, Including Zip Code)
405-415-8699
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	REPX	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Second Amendment and Restatement of the Riley Exploration Permian, Inc. 2021 Long Term Incentive Plan

On May 12, 2026, at the annual meeting of stockholders (the “Annual Meeting”) of Riley Exploration Permian, Inc. (“Riley Permian” or the “Company”), the Company’s stockholders approved the Riley Exploration Permian, Inc. Second Amended and Restated 2021 Long Term Incentive Plan (the “Amended Plan”). The Amended Plan increased the aggregate number of shares available for issuance under the plan by 2,800,000 shares (from 2,337,022 to 5,137,022 shares). The Amended Plan is described in further detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 10, 2026. A copy of the Amended Plan, as approved at the Annual Meeting, is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this item by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Riley Permian held its Annual Meeting on May 12, 2026. At the Annual Meeting, the Company’s stockholders voted on four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 10, 2026. The following is a brief description of each matter voted upon and the results of such voting, including the number of votes cast for each matter and the number of votes cast against or withheld, abstentions and broker non-votes, if applicable, with respect to each matter.

PROPOSAL #1 - ELECTION OF DIRECTORS

All seven (7) director nominees were elected to serve a one-year term until the 2027 Annual Meeting of Stockholders and until their respective successors are elected. The voting results were as follows:

	Number of Shares
	Voted For	Withheld	Broker Nonvotes
Brent Arriaga	15,243,926	132,197	1,832,263
Rebecca L. Bayless	14,727,565	648,558	1,832,263
Beth A. di Santo	15,064,611	311,512	1,832,263
Bryan H. Lawrence	14,239,408	1,136,715	1,832,263
E. Wayne Nordberg	15,263,937	112,186	1,832,263
Bobby D. Riley	15,267,736	108,387	1,832,263
Bobby Saadati	15,338,941	37,182	1,832,263

PROPOSAL #2 - RATIFICATION OF AUDITORS

The ratification of the appointment of BDO USA, P.C. as Riley Permian's independent registered public accounting firm for 2026 was approved. The voting results were as follows:

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes
Ratification of Appointment of BDO USA, P.C. as Riley Permian's Independent Registered Public Accounting Firm	17,109,342	84,778	14,266	-

PROPOSAL #3 – ADVISORY APPROVAL OF EXECUTIVE COMPENSATION

The advisory approval of the compensation of our Named Executive Officers was approved. The voting results were as follows:

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes
Advisory Approval of Compensation of our Named Executive Officers	14,974,754	376,548	24,821	1,832,263

PROPOSAL #4 – AMENDMENT AND RESTATEMENT OF 2021 LONG TERM INCENTIVE PLAN

The amendment and restatement of the Riley Exploration Permian, Inc. Amended and Restated 2021 Long Term Incentive Plan was approved. The voting results were as follows:

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes
Approval of Amendment and Restatement of the Riley Exploration Permian, Inc. Amended and Restated 2021 Long Term Incentive Plan	11,927,676	3,427,837	20,610	1,832,263

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

10.1	Riley Exploration Permian, Inc. Second Amended and Restated 2021 Long Term Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RILEY EXPLORATION PERMIAN, INC.

Date:	May 13, 2026	By:	/s/ Beth A. di Santo
Beth A. di Santo
General Counsel and Corporate Secretary